UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 San Felipe, 8th Floor

Houston, TX 77027

(Address of principal executive offices) (Zip code)

Gregory A. Reid, Principal Executive Officer Salient MF Trust 4265 San Felipe, 8th Floor Houston, TX 77027 (Name and address of agent for service)	With a Copy To: George J. Zornada K&L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231

Registrant’s telephone number, including area code: (713) 993-4001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders of the Salient MLP & Energy Infrastructure Fund and Salient Tactical Plus Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Salient

December 31, 2021

Annual Report

Salient MLP & Energy Infrastructure Fund
Salient Tactical Plus Fund

The series of funds under the Salient MF Trust (“Salient Funds”) are distributed by:

Foreside Fund Services, LLC

Portland, Maine

The report has been prepared for the general information of the Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Funds’ Prospectus, which contains more complete information about Funds’ investment policies, management fees and expenses, experience of the management teams and other information. Investors are reminded to read the Prospectus before investing or sending money.

Shareholder Update   |  December 31, 2021

A MESSAGE FROM:	William Enszer
Chief Executive Officer

Dear Shareholder:

As we enter 2022, we hope this letter finds you and your families healthy and well during these challenging times. We are thankful for your partnership and we hope that our goal to build investment solutions has served the needs of your portfolios.

Due to the global impact of the COVID-19 pandemic, the last 24 months will be remembered as one of the more challenging times of this century thus far. Populations have navigated lockdowns, return to work, the global rollout of COVID-19 vaccines and an ever-mutating enemy. It is an understatement to say people have been strong, resilient and flexible over the past two years and markets have been no different. The early optimism of 2020 quickly vanished as the pandemic exploded and markets sold off in the first quarter of 2020. Since then, the markets have found a footing and been resilient through multiple waves of infection and the associated demand destruction. Companies have also been strong and flexible as they have navigated changes to their workforces, adapted to supply chain issues and found ways to grow as markets recovered.

Looking at market indices, one may think there was never a pandemic, or at a minimum, think this one is completely over. While that may be a possibility in the near future, there are changes that cannot be overlooked despite the recovery in the equity and fixed-income markets. The domestic economy is seeing spikes in inflation that have not been seen in decades and inflation levels are proving to be stubbornly sticky across goods and services. Inflation can have damaging effects on client portfolios and the impact is not limited to fixed-income investments. Inflation, for example, can negatively impact equities when companies cannot pass through cost and wage increases and where valuations look less attractive on an inflation-adjusted basis. We believe inflation presents a potential risk to investors’ portfolios. This risk has not had to be seriously considered during a decades-long secular drop in yields and inflation, and we believe, at a minimum, should be a significant input for investors as they evaluate their current portfolios.

We hope that 2022 proves a prosperous year for you, our shareholders. Thank you for your trust.

Sincerely,

William Enszer

Chief Executive Officer

Salient Partners, L.P.

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

COVID-19 is an infectious disease caused by a new strain of coronavirus. The virus was first identified in late 2019 in Wuhan, the capital of China’s Hubei province, and has since spread globally, resulting in the ongoing coronavirus pandemic.

Inflation is the rate at which the general level of prices for goods and services is rising, and, subsequently, purchasing power is falling.

Salient is the trade name for Salient Partners, L.P., which together with its subsidiaries provides asset management and advisory services. This information is being provided solely for educational purposes and is not an offer to sell or solicitation of an offer to buy an interest in any investment fund. Any such offer or solicitation may only be made by means of a confidential private offering memorandum or prospectus relating to a particular fund and only in a manner consistent with federal and applicable state securities laws.

The Salient Funds offered under the Salient MF Trust are distributed by Foreside Fund Services, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

©2022 Salient. All rights reserved.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, financial, market, petroleum, political and other factors relevant to investment performance in the U.S. and abroad. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

Fund Commentary and Performance (Unaudited)

Salient MLP & Energy Infrastructure Fund

As of December 31, 2021

For the year ended December 31, 2021, Salient MLP & Energy Infrastructure Fund’s Class I shares returned 24.11%, underperforming the Fund’s benchmark, the Alerian Midstream Energy Select Total Return Index (AMEIX), which returned 40.75%.

2021 provided a positive market environment for master limited partnerships and midstream energy companies (businesses involved with the processing, storing, transporting and marketing of oil, natural gas and natural gas liquids). Market factors that benefited the Fund included the mass rollout of COVID-19 vaccines, improvement in crude oil prices, which were up 57.1% during the year, as measured by the North American oil benchmark West Texas Intermediate (WTI), and continued capital discipline exhibited by the energy infrastructure industry.

The energy infrastructure industry started 2021 with a continuation of the strong performance that occurred late in 2020, as the economic reopening following the coronavirus pandemic-related shutdowns gained steam during the first quarter. Several factors contributed to the gains: the rapid rollout of COVID-19 vaccines, a 21% rally in WTI during the first quarter, a rotation from growth to value stocks (with energy generally viewed as a value play), considerable fiscal stimulus, increasing inflation expectations and positive guidance from energy companies themselves. The industry also saw its first consolidation transaction in some time as Energy Transfer L.P. (ET) announced the acquisition of Enable Midstream Partners L.P. (ENBL) on February 17, 2021.

Additionally, the unprecedented Texas freeze from winter storm Uri resulted in many companies earning a one-time windfall as natural gas prices soared to over $200 per thousand cubic feet (/mcf) in parts of Texas and $600/mcf in Oklahoma. Kinder Morgan, Inc. (KMI) announced a $1 billion gain from the storm and ET announced a staggering $2.4 billion gain as a result of Uri while several other companies announced gains in the hundreds of millions. Diligent companies used their windfall to reduce debt and in select cases repurchase stock, which was met favorably by the market.

As the year progressed, hydrocarbon production improved, with crude oil, natural gas and natural gas liquids (NGL) volumes all increasing through the summer months and into the fall. However, the occasional flare-up of COVID-19 infections caused volatility in stock prices, especially from the Delta variant in August and the Omicron variant in November. From AMEIX’s peak on June 16, 2021, the energy market declined -13.49% through August 19, 2021, as the Delta variant began spreading rapidly in August. Fortunately, the AMEIX rebounded strongly in late August and into October as COVID-19 cases peaked and then began to recede. The AMEIX returned 20.87% in the two-month period between August 19, 2021, and October 20, 2021, setting a pandemic-recovery high in October. Unfortunately, the strong performance gave way to typical seasonal weakness in early November and then to a significant move lower with the emergence of the Omicron variant during the week of Thanksgiving. Crude oil prices dropped 15.6% from November 24, 2021, through November 30, 2021, while the AMEIX declined from the October peak by -13.24% through December 1, 2021. The AMEIX consolidated for a few weeks in early December and as news began to circulate that Omicron was not as severe as the Delta variant, the AMEIX staged a more than 3% rally to close out the month in positive territory and the year with a total return of 40.75%.

While traditional energy companies had a very healthy recovery in 2021, renewable energy infrastructure had a difficult year. After starting out strong in January and early February, the Fund’s renewables allocation saw a significant derating from mid-February to mid-May driven by a sharp move higher in interest rates. Yields on the 10-year U.S. Treasury Note moved from 0.93% at the start of the year to 1.77% in late March. Most of the Fund’s renewable energy infrastructure holdings declined -30% or more during this time. After a period of consolidation during the summer months, several positive catalysts helped move renewable energy infrastructure higher in the fall. Companies posted strong earnings growth and reiterated that global supply chain hiccups caused by the pandemic were slowly unwinding. Additionally, nations of the world gathered at the 2021 United Nations Climate Change Conference to redouble efforts to decarbonize the global economy in line with the agreements in the Paris climate accord. After peaking in October, the Fund’s renewable energy infrastructure holdings sold off from a combination of reduced solar subsidies in California and tax-loss selling into year-end.

As previously stated, the Fund returned 24.11% in 2021 with several holdings driving performance throughout the year. The top contributors were predominantly within the NGL and liquified natural gas (LNG) sectors. The Fund’s top contributor to performance was Cheniere Energy, Inc. (Cheniere). Cheniere is the largest LNG exporter in the United States and is transitioning from a heavy capital investment cycle to a more sustained cash flow generation cycle.

Fund Commentary and Performance, continued (Unaudited)

Salient MLP & Energy Infrastructure Fund

As of December 31, 2021

In September, the company announced its first ever dividend and an increase to its stock repurchase program. We continue to see favorable long-term growth opportunities for expanding Cheniere’s existing export facilities to handle more LNG, growing cash flows and earnings in coming years and the potential to both reduce debt and buy back stock, generating more value to shareholders over time. Our investment in Cheniere is a testament to the total return approach the Fund employs to maximize long-term shareholder value rather than stretching for yield. Cheniere comprised an average portfolio weight of 8.0% and was up 69.5% for the year, contributing 459 basis points to the Fund’s overall performance.

Targa Resources Corp. (TRGP) was the second-largest contributor to Fund performance for the reporting period. TRGP is a fully integrated provider of natural gas and NGL services. The company gathers and processes natural gas and provides NGL transportation, storage, fractionation and export services. 2021 was a transition year for TRGP. The company completed a large capital investment program and shifted to being a free cash flow generating business during the year. With higher free cash flow, the company was able to reduce debt and buy back stock while still growing earnings meaningfully as compared to 2020. TRGP comprised a 6.5% average weight in the portfolio during the year. The company was up 100.1% for 2021 and contributed 448 basis points to Fund performance.

The third-largest contributor to Fund performance was ONEOK, Inc. (OKE), which was up 64.9% for the year. The position contributed 209 basis points to Fund performance, with an average weight of 5.7% during the reporting period. OKE is a provider of natural gas gathering and processing as well as NGL transportation and fractionation services. OKE has an enviable NGL footprint that connects the Bakken Formation in North Dakota and Montana to the Gulf Coast. OKE saw meaningful cash flow improvement as NGL prices and volumes moved higher throughout the year.

While the Fund had solid performance in 2021, some holdings detracted from the Fund’s performance. The largest detractors were all renewable energy infrastructure companies. The top detractor was Sunrun Inc. (RUN). RUN is one of the largest rooftop solar installers and operators in the U.S. The portfolio held an average weight of 0.9% in RUN and the stock was down -50.1% for the year. The position detracted 117 basis points from Fund performance.

The second-largest detractor from performance was Enphase Energy Inc. (ENPH). ENPH offers solutions to increase the productivity and reliability of rooftop solar systems. The company provides microinverters, batteries, electrical vehicle (EV) charging and software to optimize rooftop solar performance. ENPH comprised a 2.1% average weight in the portfolio and was up approximately 4.2% for the year. However, the position detracted 94 basis points from Fund performance due to the timing of decreasing the position.

Volta, Inc. (VLTA) was the third-largest detractor from the Fund’s performance. VLTA is an EV charging company. The company owns chargers in shopping centers and other high traffic areas and makes money from both paid charging and advertising. It employs a slightly different business model than other EV charging companies that we believe is superior in many ways over the long term for both business development and retention. VLTA comprised an average portfolio weight of 0.5% and was down -31.1% for the year. The position detracted 78 basis points from Fund performance for the reporting period.

The Fund employed various derivative instruments in 2021, including options. While options are not a core part of the investment strategy, the portfolio management team periodically writes “out of the money” call options on positions believed to be approaching fair value. The Fund generated $2,632,210 of options income during the year. Additionally, the Fund received a small number of warrants as part of its investments into certain securities. These warrants contributed slightly to the Fund’s performance for the reporting period.

Despite the equity volatility toward the latter part of the year, we witnessed continued improvement in crude oil demand and continued economic reopenings throughout the world. At the beginning of the new year, companies in the energy infrastructure space started to provide preliminary 2022 guidance with the majority of companies indicating healthier year-over-year cash flows in 2022. Furthermore, companies have already signaled their desire to continue returning capital to shareholders with several new stock buyback programs being announced and dividend increases indicated for the year. The healthy growth in volumes, continued improvement in balance sheets and renewed focus on capital discipline are anticipated to create a backdrop for continued success in 2022.

Salient MLP & Energy Infrastructure Fund

Asset Allocation as a Percentage of Total Investments

as of December 31, 2021

These allocations may not reflect the current or future position of the portfolio.

Hypothetical Growth of $1,000,000 Investment in the Fund

The chart above shows how a hypothetical investment of $1,000,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $1,000,000 would have grown to over the time period indicated.

† The index’s inception date differs from the inception date of the Fund’s Investor Class.

Salient MLP & Energy Infrastructure Fund(a)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return
Class A (with sales load)(b)	16.97%	-3.15%	-0.38%	12/21/12

Class A (without sales load)(c)	23.74%	-2.06%	0.25%	12/21/12

Class C (with CDSC)(d)	21.91%	-2.81%	-0.86%	01/08/13

Class C (without CDSC)(e)	22.91%	-2.81%	-0.86%	01/08/13

Class I	24.11%	-1.84%	0.69%	09/19/12

Class R6	24.41%	-1.73%	0.76%	01/04/16

(a) Returns with sales charge reflect the deduction of current maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00%, which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. The total annual operating expense ratios for the Fund, based on the current Fund prospectus dated May 1, 2021, are as follows: Class A shares are 1.60%, Class C shares are 2.35%, Class I shares are 1.35% and Class R6 shares are 1.25%. The advisor has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until April 30, 2022. Additional information pertaining to the December 31, 2021, expense ratios can be found in the financial highlights. Returns do not reflect the taxes that investors may pay on Fund distributions or the sale of Fund shares.

(b) Includes the effect of the maximum 5.50% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientpartners.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient Tactical Plus Fund

As of December 31, 2021

For the year ended December 31, 2021, Salient Tactical Plus Fund’s Class I shares returned 6.18%, underperforming the Fund’s benchmark, the HFRX Equity Hedge Index, which returned 12.14%.

2021 was a year of growth for both the economy and the stock market. Most major market averages recorded all-time highs throughout the year. The S&P 500 Index recorded 70 new all-time highs, second only to the 77 new highs recorded in 1995, according to CFRA Research. The strength in stocks was fueled by good earnings growth, expanded price-earnings (P/E) multiples and an accommodative U.S. Federal Reserve (Fed) policy, which kept interest rates historically low and credit spreads narrow.

Volatility increased in December as the Omicron variant of the coronavirus surged in the U.S. and globally. Many businesses, which had begun to reopen in anticipation of an ebbing of the coronavirus pandemic, were forced to curtail or close operations as health officials warned that the Omicron variant could cause a surge in COVID-19 infections and hospitalizations. Additionally, the uncertainty of the Biden administration’s proposed legislation to address the ongoing pandemic and rebuild America’s infrastructure also dealt a setback to the market. And finally, significant supply chain disruptions occurred throughout the year, which resulted in dislocations and rising prices. In December, inflation surged to its highest level in over 30 years.

In 2021, equity valuations rose to levels not seen since the dot-com bubble of 2000 and the financial crisis of 2008. The median P/E multiple on the S&P 500 increased to 34x earnings in May 2021 and equity valuations remained in historically high territory. Inflationary pressures grew during the year and in November, the Consumer Price Index rose 6.8% year over year, the largest 12-month increase since June 1982. As a result, the Fed announced a tapering of its asset purchases and signaled that it would begin raising interest rates in 2022. The 10-year U.S. Treasury Note ended the year at 1.52%, up from 0.93% at the beginning of the year.

Investor sentiment grew increasingly bullish during most of 2021 as stock prices rose. From a contrary point of view, this is a negative in our work because extremes in optimism usually signal caution. Stock market momentum, as measured by the Salient Tactical Plus Fund investment team’s volume and breadth measures, remained positive for most of the year but deteriorated toward year-end. The investment team lowered market exposure as these measures indicated elevated market risk.

Salient Tactical Plus Fund’s investment strategy strives to capture a portion of the market’s growth while aiming to preserve capital during market corrections. The tactical investment approach has had its greatest success in volatile markets that involved market corrections of 10% or more. The Fund regularly employed options and futures during the year. Major market and sector index futures contracts were used to gain broad and diversified exposure to market indices and market sectors. The futures contracts that were used are among the most liquid instruments available. Futures contracts were also used to cushion the portfolio from market corrections. This was particularly important during 2021 due to elevated market volatility and uncertainty concerning the Omicron variant and its impact on the economy and stock prices. Thus, a meaningful portion of the Fund’s return can be attributed to these derivative instruments.

As the Salient Tactical Plus Fund’s investment team looks ahead to 2022, there are several factors within its “Four Pillar Process” that the team will be watching:

1.	Valuation: Equity valuations have been high by any absolute measure. Any significant rise in interest rates in 2022 would be a potentially negative factor for equity valuations.

2.

Monetary factors and credit conditions: The Fed has signaled that it will provide less liquidity to the markets and that it expects to hike interest rates in 2022. While this is a negative development from both an intermediate- and long-term perspective, interest rates have remained stable so far and credit spreads are still narrow, indicating no immediate dislocations in the economy or the credit markets. Nonetheless, any significant increase in interest rates in 2022, accompanied by a widening of credit spreads, would be a negative for the markets.

Fund Commentary and Performance, continued (Unaudited)

Salient Tactical Plus Fund

As of December 31, 2021

3.

Sentiment: Investor sentiment grew more optimistic as the market rose to new highs during 2021. This optimism is negative from a contrary point of view and suggests that a stock market pullback may be necessary in early 2022 to recycle investor sentiment back to more neutral levels.

4.

Momentum: The stock market’s late 2021 decline caused the investment team’s volume and breadth models to weaken as the year ended. The team also became concerned that although most major market averages climbed to new all-time highs in the fourth quarter, only about half of all stocks were able to rise above their 10- and 40-week moving averages. This divergence of leadership stocks versus the rest of the market often occurs prior to some type of market correction. The investment team believes that risks of a corrective market decline have increased going into 2022.

Salient Tactical Plus Fund

Allocation of Portfolio Holdings

as of December 31, 2021

These allocations may not reflect the current or future position of the portfolio.

Hypothetical Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Tactical Plus Fund(a)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return
Class A (with sales load)(b)	0.00%	4.85%	5.35%	12/31/12

Class A (without sales load)(c)	5.82%	6.05%	6.01%	12/31/12

Class C (with CDSC)(d)	4.01%	5.23%	5.20%	12/31/12

Class C (without CDSC)(e)	5.01%	5.23%	5.20%	12/31/12

Class I	6.18%	6.31%	6.25%	12/31/12

Class F	6.48%	6.64%	6.59%	12/31/12

(a) Returns with sales charge reflect the deduction of current maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00%, which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated May 1, 2021 are as follows: Class A shares are 2.39% and 1.79%, respectively, Class C shares are 3.14% and 2.54%, respectively, Class I shares are 2.14% and 1.54%, respectively and Class F shares are 2.14% and 1.23%, respectively. The advisor has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.65% for Class A, 2.40% for Class C, 1.40% for Class I and 1.09% for Class F shares, excluding certain expenses, until April 30, 2022. Additional information pertaining to the December 31, 2021, expense ratios can be found in the financial highlights. Returns do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Class A/C/I shares of the Fund commenced operations on December 15, 2014. The returns prior to that date are those of the predecessor fund’s Investor Class shares, which commenced operations on December 31, 2012. Performance for the period from December 31, 2012, to December 14, 2014, reflects the gross performance of the Investor Class shares of the predecessor fund adjusted to apply the fees and anticipated expenses of Class A/C/I shares of the Fund. All share classes of the Fund are invested in the same portfolio of securities and returns only differ to the extent that fees and expenses of the classes are different. In the reorganization, Investor Class and Institutional Class shares of the Broadmark Tactical Fund were exchanged for Class F shares of the Salient Tactical Plus Fund.

(b) Includes the effect of the maximum 5.50% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientpartners.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Disclosures

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Asset allocation does not assure profit or protect against risk.

Diversification does not assure profit or protect against risk.

This document does not constitute an offering of any security, product, service or fund, including the Funds, for which an offer can be made only by the Funds’ prospectuses.

No fund is a complete investment program and you may lose money investing in a fund. The Funds may engage in other investment practices that may involve additional risks and you should review the Funds’ prospectuses for a complete description.

Salient MLP & Energy Infrastructure Fund

Equity securities are subject to the financial and operational risks faced by individual companies, the risk that stock markets, sectors and industries may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change.

The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. The value of commodity-linked investments such as the MLPs and energy infrastructure companies (including midstream MLPs and energy infrastructure companies) in which the Fund invests are subject to risks specific to the industry they serve, such as fluctuations in commodity prices, reduced volumes of available natural gas or other energy commodities, slowdowns in new construction and acquisitions, a sustained reduced demand for crude oil, natural gas and refined petroleum products, depletion of the natural gas reserves or other commodities, changes in the macroeconomic or regulatory environment, environmental hazards, rising interest rates and threats of attack by terrorists on energy assets, each of which could affect the Fund’s profitability.

Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain renewable energy assets. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. Certain valuation methods used to value renewable energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain renewable energy company share prices.

Liquidity refers to how easy it is to buy and sell shares of a security without affecting its price. Investing in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities or to dispose of securities.

Market risk is the risk that the markets on which the Fund’s investments trade will lose value in response to company, market or economic news.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership. If an MLP were to be obligated to pay federal income tax on its income at the corporate tax rate, the amount of cash available for distribution would be reduced and such distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends received (as dividend income, return of capital or capital gain).

Investing in MLPs involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. Such companies may trade less frequently than larger companies due to their smaller capitalizations, which may result in erratic price movement or difficulty in buying or selling.

Investment Disclosures, continued

Additional management fees and other expenses are associated with investing in MLP funds. The tax benefits received by an investor investing in the Fund differ from that of a direct investment in an MLP by an investor.

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Salient Tactical Plus Fund

The Fund invests in fixed-income securities, which are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps and swaptions. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives also provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.

Equity securities may be subject to general movements in the stock market. The Fund may have exposure to or invest in equity securities of companies with small or medium capitalization, which involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information.

The Fund invests in exchange-traded funds (ETFs) and in options on ETFs, exposing it to the risks associated with the investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses paid by each ETF in which the Fund invests. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. ETF shares trade at market prices rather than net asset value (NAV) and shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.

The Fund may make foreign investments, which often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

Manager risk is the risk that the Fund’s portfolio managers may make poor investment decisions, which would negatively affect the Fund’s investment performance.

Market events in the U.S. and global financial markets may result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions or other potentially adverse effects.

Market risk is the risk that the markets on which the Fund’s investments trade will lose value in response to company, market or economic news.

Relying on proprietary or third-party quantitative models and information and data supplied by third-party vendors that later prove to be inaccurate or incorrect exposes the Fund to additional investment risks.

To the extent that the Fund makes investments on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions.

The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which

Investment Disclosures, continued

involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position.

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Fund Benchmark Definitions

Alerian Midstream Energy Select Total Return Index (AMEIX) is a composite of North American midstream energy infrastructure companies that are engaged in activities involving energy commodities. The capped, float-adjusted, capitalization-weighted index is disseminated in real time on a price-return basis.

HFRX Equity Hedge Index is comprised of private funds with strategies that maintain both long and short positions primarily in equity securities and equity derivatives.

One cannot invest directly in an index.

Definition of Terms

10-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury that has a term of 10 years.

Basis point is a unit of measure that is equal to 1/100th of 1% and used to denote a change in the value or rate of a financial instrument.

Breadth is a technique used in technical analysis that attempts to gauge the direction of the overall market by analyzing the number of companies advancing relative to the number declining.

Call option is an agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity or other instrument at a specified price within a specific time period.

Cash flow is a revenue or expense stream that changes a cash account over a given period.

Consumer Price Index (CPI) is an index number measuring the average price of consumer goods and services purchased by households. The percentage change in the CPI is a measure of inflation.

COVID-19 is an infectious disease caused by a new strain of coronavirus. The virus was first identified in late 2019 in Wuhan, the capital of China’s Hubei province, and has since spread globally, resulting in the ongoing coronavirus pandemic.

Credit spread is the spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.

Derivative is a security whose price is dependent upon or derived from one or more underlying assets.

Dividend is a distribution of a portion of a company’s earnings issued to shareholders in the form of cash payments, shares of stock or other property.

Fair value is a tool used by investors to understand the relationship between the value of futures contracts and the current price of a stock.

Federal Reserve (Fed) is the central bank of the United States that is responsible for regulating the U.S. monetary and financial systems.

Fractionation is a separation process in which a certain quantity of a mixture is divided during a phase transition into several smaller quantities in which the composition varies according to a gradient.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Investment Disclosures, continued

Futures are financial contracts that obligate the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price.

Inflation is the rate at which the general level of prices for goods and services is rising, and, subsequently, purchasing power is falling.

Master limited partnerships (MLPs) are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes.

Momentum is the rate of acceleration of a security’s price or volume.

Options are contracts sold by one party to another party. A contract offers the buyer the right, but not the obligation, to buy or sell a security or other financial asset at an agreed upon price during a certain period of time or on a specific date.

“Out of the money” call option is the term for when an option has not yet reached its strike price.

Price-earnings (P/E) ratio is a measure of the price paid for a share of stock relative to the annual income or profit earned by the company per share. A higher P/E ratio means that investors are paying more for each unit of income.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Stock buybacks refer to the repurchasing of shares of stock by the company that issued them. A buyback occurs when the issuing company pays shareholders the market value per share and reabsorbs that portion of its ownership that was previously distributed among public and private investors.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Volume is the number of shares or contracts traded in a security or an entire market during a given period of time.

Warrant is a type of derivative that gives the holder the right to purchase securities (usually equity) from the issuer at a specific price within a certain time frame.

Yield is the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost or on the U.S. government’s debt obligations.

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2021

As a shareholder of the Salient Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Salient MLP & Energy Infrastructure Fund	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/21 – 12/31/21
Class A
Actual	$1,000.00	$966.80	1.50%	$7.44

Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class C
Actual	$1,000.00	$963.70	2.28%	$11.29

Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57
Class I
Actual	$1,000.00	$969.10	1.27%	$6.30

Hypothetical	$1,000.00	$1,018.80	1.27%	$6.46
Class R6
Actual	$1,000.00	$969.70	1.19%	$5.91

Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
Salient Tactical Plus Fund
Class A
Actual	$1,000.00	$1,020.10	1.65%	$8.40

Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39
Class C
Actual	$1,000.00	$1,015.90	2.40%	$12.19

Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2021

Salient Tactical Plus Fund (continued)	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/21 – 12/31/21
Class I
Actual	$1,000.00	$1,021.50	1.40%	$7.13

Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12
Class F
Actual	$1,000.00	$1,022.60	1.09%	$5.56

Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

Schedule of Investments (See Note 11)

Salient MLP & Energy Infrastructure Fund

December 31, 2021

	Shares	Value (See Note 2)
Master Limited Partnerships—24.8%(a)
Crude & Refined Products—7.6%
United States—7.6%
Magellan Midstream Partners LP	131,592	$6,111,133
MPLX LP	1,620,333	47,945,653

		54,056,786

Gathering & Processing—6.5%
United States—6.5%
Crestwood Equity Partners LP	469,492	12,953,284
DCP Midstream LP	434,257	11,933,383
Western Midstream Partners LP	933,379	20,786,350

		45,673,017

Natural Gas Liquids Infrastructure—10.7%
United States—10.7%
Energy Transfer LP	7,968,272	65,578,879
Enterprise Products Partners LP	447,765	9,832,919

		75,411,798

Total Master Limited Partnerships (Cost $144,339,803)		175,141,601

MLP Related Companies—74.6%
Crude & Refined Products—8.5%
Canada—3.8%
Enbridge, Inc.	662,791	25,901,872
Gibson Energy, Inc. (CAD)	60,828	1,078,117

		26,979,989

United States—4.7%
Plains GP Holdings LP, Class A	3,253,149	32,986,931

Energy—5.0%
Singapore—0.1%
Maxeon Solar Technologies, Ltd.(b)	65,367	908,602

United States—4.9%
Archaea Energy, Inc., Class A(b)	1,483,826	27,124,339
Heliogen, Inc.(b)(c)	726,600	7,331,394

		34,455,733

Gathering & Processing—16.2%
United States—16.2%
Antero Midstream Corp.	2,524,211	24,434,362
EnLink Midstream LLC	3,403,085	23,447,256
Targa Resources Corp.	1,273,506	66,527,953

		114,409,571

See accompanying Notes to Financial Statements.	17

Schedule of Investments (See Note 11)

Salient MLP & Energy Infrastructure Fund

December 31, 2021

	Shares	Value (See Note 2)
Industrial—0.0%(d)
Spain—0.0%(d)
Wallbox NV(b)	11,277	$184,266

Liquefied Natural Gas—10.4%
United States—10.4%
Cheniere Energy, Inc.	665,803	67,525,740
Tellurian, Inc.(b)	1,991,664	6,134,325

		73,660,065

Natural Gas Liquids Infrastructure—8.4%
Canada—2.0%
Pembina Pipeline Corp. (CAD)	448,523	13,605,145

United States—6.4%
ONEOK, Inc.	772,390	45,385,636

Natural Gas Pipelines—15.6%
Canada—1.3%
TC Energy Corp.	195,068	9,078,465

United States—14.3%
Equitrans Midstream Corp.	4,414,423	45,645,134
Kinder Morgan, Inc.	1,433,190	22,730,393
Williams Cos., Inc.	1,256,941	32,730,744

		101,106,271

Renewable Energy Infrastructure—9.8%
Israel—1.7%
SolarEdge Technologies, Inc.(b)	43,499	12,204,514

United States—8.1%
Enphase Energy, Inc.(b)	129,659	23,719,818
Microvast Holdings Inc.(b)(c)	1,139,300	6,448,438
Plug Power, Inc.(b)	114,070	3,220,196
Shoals Technologies Group, Inc.(b)	71,225	1,730,768
Stem, Inc.(b)	405,386	7,690,172
Sunnova Energy International, Inc.(b)	158,595	4,427,972
Sunrun, Inc.(b)	220,686	7,569,530
Volta, Inc.(b)	311,650	2,287,511

		57,094,405

Water—0.7%
United States—0.7%
Rattler Midstream LP	452,852	5,153,456

Total MLP Related Companies (Cost $440,308,651)		527,213,049

See accompanying Notes to Financial Statements.	18

Schedule of Investments (See Note 11)

Salient MLP & Energy Infrastructure Fund

December 31, 2021

	Shares	Value (See Note 2)
Special Purpose Acquisition Companies—0.0%(d)
United States—0.0%(d)
TortoiseEcofin Acquisition Corp III—Founder Shares(b)(c)(e)	63,300	$190

Total Special Purpose Acquisition Companies (Cost $190)		190

Warrants—0.0%(d)
United States—0.0%(d)
Volta, Inc.
Expiration date 08/26/2026 at $11.50	36,853	68,547

Total Warrants (Cost $124,541)		68,547

Total Investments—99.4% (Cost $584,773,185)		702,423,387
Other Assets and Liabilities—0.6%		3,953,205

Total Net Assets—100.0%		$706,376,592

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a) The security is considered a non-income producing security as any dividends received during the last 12 months (if applicable) are treated as return of capital per the Generally Accepted Accounting Principles.

(b) Non-income producing security.

(c) These securities are exempt from registration under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration, normally to qualified institutional buyers, or to the public if the securities are subsequently registered. See footnote 2(f) in the Notes to Financial Statements for further information.

(d) Amount represents less than 0.05%.

(e) Level 3 security in accordance with fair value hierarchy.

Investment Abbreviations:

CAD — Canadian Dollar

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of December 31, 2021:

	Value	% of Total Investments
United States	$639,462,406	91.0%
Canada	49,663,599	7.1%
Israel	12,204,514	1.8%
Singapore	908,602	0.1%
Spain	184,266	0.0%

	$702,423,387	100.0%

See accompanying Notes to Financial Statements.	19

Schedule of Investments (See Note 11)

Salient Tactical Plus Fund

December 31, 2021

	Shares	Value (See Note 2)
Exchange-Traded Funds—58.2%
United States—58.2%
SPDR S&P 500® ETF Trust	87,477	$41,548,076

Total Exchange-Traded Funds (Cost $31,092,475)		41,548,076

Money Market Fund—39.8%
United States—39.8%
Fidelity Government Portfolio—Institutional Class, 0.01%(a)	28,428,534	28,428,534

Total Money Market Fund (Cost $28,428,534)		28,428,534

Total Investments—98.0% (Cost $59,521,009)		69,976,610
Other Assets and Liabilities—2.0%(b)		1,440,606

Total Net Assets—100.0%		$71,417,216

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a) The rate shown is the 7-day effective as of December 31, 2021.

(b) Includes cash which is being held as collateral for futures contracts.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Futures Contracts Sold:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
S&P 500® E-Mini Future	24	March 2022	$(5,710,200)	$26,183

			$(5,710,200)	$26,183

Salient Tactical Plus Fund invested in securities with exposure to the following countries as of December 31, 2021:

	Value	% of Total Investments
United States	$69,976,610	100.0%

	$69,976,610	100.0%

See accompanying Notes to Financial Statements.	20

Statements of Assets and Liabilities

December 31, 2021

	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund
Assets:
Investments, at value	$702,423,387	$69,976,610
Cash	1,574,410	—
Foreign currency (Cost $31,683 and $—)	31,683	—
Deposit with brokers for options and futures contracts	—	1,472,804
Interest and dividends receivable	233,316	143,158
Receivable for shares sold	923,891	61,460
Receivable for investments sold	2,707,587	—
Prepaids and other assets	70,638	40,530

Total Assets	707,964,912	71,694,562

Liabilities:
Payable for shares redeemed	505,530	179,553
Variation margin on futures contracts	—	14,743
Payable to advisor	575,842	50,023
Payable for audit and tax preparation fees	220,820	—
Payable for fund accounting and fund administration fees	100,686	14,361
Payable for administrative services	79,441	7,639
Payable for distribution and service fees	34,686	589
Accrued expenses and other liabilities	71,315	10,438

Total Liabilities	1,588,320	277,346

Total Net Assets	$706,376,592	$71,417,216

Net Assets Consist of:
Paid-in capital	$1,333,946,443	$65,707,420
Total distributable earnings	(627,569,851)	5,709,796

Total Net Assets	$706,376,592	$71,417,216

Investments, At Cost	584,773,185	59,521,009

See accompanying Notes to Financial Statements.	21

Statements of Assets and Liabilities

December 31, 2021

	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund
Pricing of Shares
Class A Shares:
Net Assets	$92,026,711	$579,222
Shares of beneficial interest outstanding	14,082,756	47,557
Net Asset Value, offering and redemption price per share	$6.53	$12.18
Maximum offering price per share (NAV/0.9450, based on maximum sales charge of 5.50% of the offering price)	$6.91	$12.89
Class C Shares:
Net Assets	$17,725,761	$553,208
Shares of beneficial interest outstanding	2,725,900	48,009
Net Asset Value, offering and redemption price per share	$6.50	$11.52
Class F Shares:
Net Assets	—	$39,429,849
Shares of beneficial interest outstanding	—	3,117,826
Net Asset Value, offering and redemption price per share	$—	$12.65
Class I Shares:
Net Assets	$566,979,608	$30,854,937
Shares of beneficial interest outstanding	87,187,161	2,495,122
Net Asset Value, offering and redemption price per share	$6.50	$12.37
Class R6 Shares:
Net Assets	$29,644,512	—
Shares of beneficial interest outstanding	4,556,776	—
Net Asset Value, offering and redemption price per share	$6.51	$—

See accompanying Notes to Financial Statements.	22

Statements of Operations

For the Year Ended December 31, 2021

	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund
Investment Income:
Distributions from master limited partnerships	$14,296,326	$—
Less return of capital on distributions	(14,296,326)	—

Net investment income from master limited partnerships	—	—
Dividends from master limited partnership related companies	21,946,923	—
Less return of capital on dividends	(13,883,545)	—

Net investment income from master limited partnership related companies	8,063,378	—
Interest	203	—
Dividends	—	515,176
Foreign taxes withheld	(1,177,106)	—

Total Investment Income	6,886,475	515,176

Expenses:
Investment advisory fee	6,387,865	1,038,622
Administration fees and expenses	512,151	69,565
Distribution and service fees
Class A	209,862	1,493
Class C	215,496	5,625
Administrative services fees
Class A	45,348	572
Class C	14,325	518
Class F	—	36,598
Class I	375,644	29,079
Registration/filing fees	88,787	63,088
Transfer agent fees and expenses	105,311	24,189
Audit and tax preparation fee	153,203	38,480
Custodian fee	46,211	4,085
Legal fee	199,711	18,038
Reports to shareholders and printing fees	73,295	7,963
Compliance fees	129,508	13,672
Trustees’ fees and expenses	182,289	20,589
ReFlow fees (Note 2(o))	13,203	—
Other expenses	150,927	24,769

Total expenses before waivers	8,903,136	1,396,945

Less fees (waived/reimbursed) and recouped by investment advisor (See Note 4)	116,425	(508,303)

Total Expenses	9,019,561	888,642

Net Investment Loss	(2,133,086)	(373,466)

See accompanying Notes to Financial Statements.	23

Statements of Operations

For the Year Ended December 31, 2021

	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund
Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments and foreign currency translations	$94,021,541	$(3,085,299)
Net realized gain on written options	2,632,210	830,880
Net realized loss on futures contracts	—	(1,646,242)
Net realized loss on foreign currency	(246,764)	—

Net realized gain(loss)	96,406,987	(3,900,661)
Change in unrealized appreciation/depreciation on:
Investments	29,197,904	8,663,743
Written options	(228,725)	—
Futures contracts	—	29,476
Translation of other assets and liabilities in foreign currency transactions	33	—

Change in unrealized appreciation/depreciation	28,969,212	8,693,219

Net Realized and Unrealized Gain on Investments, Written Options, Futures Contracts, and Foreign Currency Translations	125,376,199	4,792,558

Net Increase in Net Assets Resulting From Operations	$123,243,113	$4,419,092

See accompanying Notes to Financial Statements.	24

Statements of Changes in Net Assets

	Salient MLP & Energy Infrastructure Fund		Salient Tactical Plus Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$(2,133,086)	$7,899,128	$(373,466)	$(395,467)
Net realized gain/(loss)	96,406,987	(124,644,507)	(3,900,661)	3,247,980
Net change in unrealized appreciation/depreciation	28,969,212	(33,685,265)	8,693,219	1,822,490

Net increase/(decrease) in net assets resulting from operations	123,243,113	(150,430,644)	4,419,092	4,675,003

Distributions to Shareholders:
From distributable earnings
Class A	—	—	—	(39,507)
Class C	—	—	—	(35,042)
Class I	—	—	—	(1,776,535)
Class F	—	—	—	(2,196,181)
Class R6	—	—	—	—
From return of capital
Class A	(4,040,628)	(3,800,203)	—	—
Class C	(847,143)	(1,087,858)	—	—
Class I	(26,260,802)	(24,820,608)	—	—
Class R6	(1,793,160)	(1,792,903)	—	—

Total distributions	(32,941,733)	(31,501,572)	—	(4,047,265)

Capital Transactions:
Class A
Proceeds from shares issued	33,865,388	20,594,967	1,435	195,201
Dividends reinvested	3,909,770	3,675,622	—	39,507
Value of shares redeemed	(20,257,543)	(44,948,937)	(122,563)	(324,952)

Class A capital transactions	17,517,615	(20,678,348)	(121,128)	(90,244)

Class C
Proceeds from shares issued	1,571,774	3,337,814	—	129,799
Dividends reinvested	835,117	1,064,434	—	35,042
Value of shares redeemed	(8,949,517)	(12,702,677)	(50,171)	(73,083)

Class C capital transactions	(6,542,626)	(8,300,429)	(50,171)	91,758

Class F
Proceeds from shares issued	—	—	3,523,366	3,897,926
Dividends reinvested	—	—	—	2,196,181
Value of shares redeemed	—	—	(4,743,179)	(2,759,134)

Class F capital transactions	—	—	(1,219,813)	3,334,973

Class I
Proceeds from shares issued	224,048,662	319,855,114	4,305,694	8,719,948
Dividends reinvested	24,435,455	21,470,890	—	1,776,533
Value of shares redeemed	(145,032,539)	(418,334,829)	(5,625,426)	(5,199,076)

Class I capital transactions	103,451,578	(77,008,825)	(1,319,732)	5,297,405

See accompanying Notes to Financial Statements.	25

Statements of Changes in Net Assets

	Salient MLP & Energy Infrastructure Fund		Salient Tactical Plus Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Class R6
Proceeds from shares issued	$609,019	$12,794,595	$—	$—
Dividends reinvested	654,281	705,926	—	—
Value of shares redeemed	(10,455,713)	(4,303,969)	—	—

Class R6 capital transactions	(9,192,413)	9,196,552	—	—

Change in Net Assets resulting from capital transactions	105,234,154	(96,791,050)	(2,710,844)	8,633,892

Change in Net Assets	$195,535,534	$(278,723,266)	$1,708,248	$9,261,630
Net Assets:
Beginning of period	510,841,058	789,564,324	69,708,968	60,447,338

End of period	$706,376,592	$510,841,058	$71,417,216	$69,708,968

Changes in shares outstanding:
Class A
Sold	5,106,023	4,036,088	121	17,179
Distributions reinvested	598,854	659,367	—	3,435
Redeemed	(3,140,571)	(8,811,733)	(10,644)	(27,470)

Net increase/(decrease) in shares outstanding	2,564,306	(4,116,278)	(10,523)	(6,856)

Class C
Sold	246,162	639,704	—	11,415
Distributions reinvested	129,072	191,640	—	3,197
Redeemed	(1,368,593)	(2,433,804)	(4,432)	(6,464)

Net increase/(decrease) in shares outstanding	(993,359)	(1,602,460)	(4,432)	8,148

Class F
Sold	—	—	290,371	328,246
Distributions reinvested	—	—	—	185,020
Redeemed	—	—	(384,268)	(228,447)

Net increase/(decrease) in shares outstanding	—	—	(93,897)	284,819

Class I
Sold	34,386,843	65,355,514	361,232	740,696
Distributions reinvested	3,752,896	3,906,968	—	152,623
Redeemed	(22,514,866)	(85,360,720)	(466,880)	(446,003)

Net increase/(decrease) in shares outstanding	15,624,873	(16,098,238)	(105,648)	447,316

Class R6
Sold	94,653	3,373,572	—	—
Distributions reinvested	101,122	130,765	—	—
Redeemed	(1,626,029)	(904,321)	—	—

Net increase/(decrease) in shares outstanding	(1,430,254)	2,600,016	—	—

See accompanying Notes to Financial Statements.	26

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$5.53	$7.07	$6.36	$8.18	$9.31
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.03)	0.07	0.02	0.06	0.04
Net realized and unrealized gain/(loss) on investments	1.34	(1.31)	1.00	(1.50)	(0.69)

Total from Investment Operations	1.31	(1.24)	1.02	(1.44)	(0.65)

Less Distributions:
From investment income	—	—	(0.17)	(0.07)	(0.04)
From return of capital	(0.31)	(0.30)	(0.14)	(0.31)	(0.44)

Total Distributions	(0.31)	(0.30)	(0.31)	(0.38)	(0.48)

Net increase/(decrease) in Net Asset Value	1.00	(1.54)	0.71	(1.82)	(1.13)

Net Asset Value, End of Period	$6.53	$5.53	$7.07	$6.36	$8.18

Total Return(b)	23.74%	(17.43)%	16.03%	(18.33)%	(6.92)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$92,027	$63,681	$110,549	$86,552	$157,413
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit and excluding fee waivers/recoupments)	1.50%	1.56%	1.47%	1.40%	1.38%
Net expenses (including tax expense/benefit and including fee waivers/recoupments)	1.50%	1.55%	1.47%	1.40%	1.38%
Net expenses (excluding tax expense/benefit and including fee waivers/recoupments)	1.50%	1.55%	1.49%	1.46%	1.43%
Net investment income/(loss)	(0.42)%	1.29%	0.24%	0.77%	0.49%
Portfolio Turnover Rate(c)	248%	260%	66%	48%	32%

(a) Calculated based on average shares outstanding.

(b) Total return calculations do not include any sales or redemption charges.

(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	27

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$5.50	$7.02	$6.32		$8.13		$9.26
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.08)	0.03	(0.03	)(b)	(0.00	)(b)	(0.03	)(b)
Net realized and unrealized gain/(loss) on investments	1.34	(1.31)	0.98		(1.49)		(0.68)

Total from Investment Operations	1.26	(1.28)	0.95		(1.49)		(0.71)

Less Distributions:
From investment income	—	—	(0.14)		(0.06)		(0.04)
From return of capital	(0.26)	(0.24)	(0.11)		(0.26)		(0.38)

Total Distributions	(0.26)	(0.24)	(0.26)		(0.32)		(0.42)

Net increase/(decrease) in Net Asset Value	1.00	(1.52)	0.70		(1.81)		(1.13)

Net Asset Value, End of Period	$6.50	$5.50	$7.02		$6.32		$8.13

Total Return(b)	22.91%	(18.16)%	15.15%		(18.89)%		(7.68)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$17,726	$20,468	$37,346		$44,247		$74,862
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit and excluding fee waivers/recoupments)	2.26%	2.32%	2.22%		2.15%		2.17%
Net expenses (including tax expense/benefit and including fee waivers/recoupments)	2.29%	2.30%	2.22%		2.15%		2.17%
Net expenses (excluding tax expense/benefit and including fee waivers/recoupments)	2.29%	2.30%	2.24%		2.21%		2.22%
Net investment income/(loss)	(1.26)%	0.57%	(0.48)%		(0.01)%		(0.33)%
Portfolio Turnover Rate(c)	248%	260%	66%		48%		32%

(a) Calculated based on average shares outstanding.

(b) Total return calculations do not include any sales or redemption charges.

(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	28

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class I
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$5.50	$7.05	$6.34	$8.15	$9.28
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.02)	0.08	0.04	0.07	0.06
Net realized and unrealized gain/(loss) on investments	1.34	(1.31)	0.99	(1.49)	(0.69)

Total from Investment Operations	1.32	(1.23)	1.03	(1.42)	(0.63)

Less Distributions:
From investment income	—	—	(0.18)	(0.07)	(0.04)
From return of capital	(0.32)	(0.32)	(0.14)	(0.32)	(0.46)

Total Distributions	(0.32)	(0.32)	(0.32)	(0.39)	(0.50)

Net increase/(decrease) in Net Asset Value	1.00	(1.55)	0.71	(1.81)	(1.13)

Net Asset Value, End of Period	$6.50	$5.50	$7.05	$6.34	$8.15

Total Return	24.11%	(17.32)%	16.33%	(18.10)%	(6.77)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$566,980	$393,743	$617,790	$730,427	$1,069,037
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit and excluding fee waivers/recoupments)	1.27%	1.33%	1.24%	1.17%	1.17%
Net expenses (including tax expense/benefit and including fee waivers/recoupments)	1.29%	1.30%	1.24%	1.17%	1.17%
Net expenses (excluding tax expense/benefit and including fee waivers/recoupments)	1.29%	1.30%	1.26%	1.23%	1.22%
Net investment income/(loss)	(0.27)%	1.55%	0.50%	0.95%	0.65%
Portfolio Turnover Rate(b)	248%	260%	66%	48%	32%

(a) Calculated based on average shares outstanding.

(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	29

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class R6
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$5.50	$7.05	$6.34	$8.15	$9.28
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.01)	0.08	0.04	0.09	0.10
Net realized and unrealized gain/(loss) on investments	1.35	(1.31)	0.99	(1.50)	(0.73)

Total from Investment Operations	1.34	(1.23)	1.03	(1.41)	(0.63)

Less Distributions:
From investment income	—	—	(0.18)	(0.07)	(0.04)
From return of capital	(0.33)	(0.32)	(0.14)	(0.33)	(0.46)

Total Distributions	(0.33)	(0.32)	(0.32)	(0.40)	(0.50)

Net increase/(decrease) in Net Asset Value	1.01	(1.55)	0.71	(1.81)	(1.13)

Net Asset Value, End of Period	$6.51	$5.50	$7.05	$6.34	$8.15

Total Return	24.41%	(17.27)%	16.42%	(18.04)%	(6.70)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$29,645	$32,949	$23,879	$20,907	$11,290
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit and excluding fee waivers/recoupments)	1.20%	1.26%	1.16%	1.09%	1.10%
Net expenses (including tax expense/benefit and including fee waivers/recoupments)	1.20%	1.26%	1.16%	1.09%	1.10%
Net expenses (excluding tax expense/benefit and including fee waivers/recoupments)	1.20%	1.26%	1.18%	1.15%	1.15%
Net investment income/(loss)	(0.19)%	1.62%	0.59%	1.24%	1.19%
Portfolio Turnover Rate(b)	248%	260%	66%	48%	32%

(a) Calculated based on average shares outstanding.

(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	30

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$11.51	$11.44	$11.31	$11.40		$11.45
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.11)	(0.12)	0.04	(0.02	)(b)	(0.11)
Net realized and unrealized gain on investments	0.78	0.91	0.75	0.28		1.06

Total from Investment Operations	0.67	0.79	0.79	0.26		0.95

Less Distributions:
From investment income	—	—	(0.09)	(0.00	)(c)	—
From realized gain on investments	—	(0.72)	(0.57)	(0.35)		(1.00)

Total Distributions	—	(0.72)	(0.66)	(0.35)		(1.00)

Net increase/(decrease) in Net Asset Value	0.67	0.07	0.13	(0.09)		(0.05)

Net Asset Value, End of Period	$12.18	$11.51	$11.44	$11.31		$11.40

Total Return(d)	5.82%	6.95%	6.96%	2.29%		8.31%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$579	$668	$743	$616		$8,858
Ratios to Average Net Assets:
Gross expenses	2.19%	2.23%	2.17%	2.72%		2.91%
Net expenses(e)	1.65%	1.65%	1.65%	1.65	%(f)	2.05%
Net investment income/(loss)	(0.95)%	(1.04)%	0.33%	(0.15)%		(0.96)%
Portfolio Turnover Rate(g)	62%	5,029%	9,813%	5,067%		3,584%

(a) Calculated based on average shares outstanding.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expenses and/or fluctuating market value of the investments of the Fund.

(c) Represents less than $0.005 or $(0.005).

(d) Total return calculations do not include any sales or redemption charges.

(e) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(f) Effective February 1, 2018, the annual expense limitation rate changed from 2.05% to 1.65%.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	31

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$10.97	$11.02	$10.92		$11.10		$11.26
Income/(Loss) from Operations:
Net investment loss(a)	(0.19)	(0.20)	(0.03	)(b)	(0.08	)(b)	(0.19)
Net realized and unrealized gain on investments	0.74	0.87	0.70		0.25		1.03

Total from Investment Operations	0.55	0.67	0.67		0.17		0.84

Less Distributions:
From investment income	—	—	(0.00	)(c)	—		—
From realized gain on investments	—	(0.72)	(0.57)		(0.35)		(1.00)

Total Distributions	—	(0.72)	(0.57)		(0.35)		(1.00)

Net increase/(decrease) in Net Asset Value	0.55	(0.05)	0.10		(0.18)		(0.16)

Net Asset Value, End of Period	$11.52	$10.97	$11.02		$10.92		$11.10

Total Return(d)	5.01%	6.13%	6.15%		1.50%		7.47%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$553	$575	$488		$629		$868
Ratios to Average Net Assets:
Gross expenses	2.94%	2.99%	2.89%		5.32%		7.10%
Net expenses(e)	2.40%	2.40%	2.40%		2.40	%(f)	2.80%
Net investment loss	(1.68)%	(1.77)%	(0.30)%		(0.72)%		(1.68)%
Portfolio Turnover Rate(g)	62%	5,029%	9,813%		5,067%		3,584%

(a) Calculated based on average shares outstanding.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expenses and/or fluctuating market value of the investments of the Fund.

(c) Represents less than $0.005 or $(0.005).

(d) Total return calculations do not include any sales or redemption charges.

(e) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(f) Effective February 1, 2018, the annual expense limitation rate changed from 2.80% to 2.40%.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	32

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class F
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$11.88	$11.73	$11.58	$11.60		$11.57
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.05)	(0.05)	0.11	0.07		(0.05)
Net realized and unrealized gain/(loss) on investments	0.82	0.92	0.77	0.27		1.08

Total from Investment Operations	0.77	0.87	0.88	0.34		1.03

Less Distributions:
From investment income	—	—	(0.16)	(0.01)		—
From realized gain on investments	—	(0.72)	(0.57)	(0.35)		(1.00)

Total Distributions	—	(0.72)	(0.72)	(0.36)		(1.00)

Net increase/(decrease) in Net Asset Value	0.77	0.15	0.15	(0.02)		0.03

Net Asset Value, End of Period	$12.65	$11.88	$11.73	$11.58		$11.60

Total Return	6.48%	7.46%	7.54%	2.91%		8.91%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$39,430	$38,158	$34,334	$27,688		$18,511
Ratios to Average Net Assets:
Gross expenses	1.94%	1.99%	1.95%	2.24%		2.46%
Net expenses(b)	1.09%	1.09%	1.09%	1.09	%(c)	1.49%
Net investment income/(loss)	(0.37)%	(0.46)%	0.93%	0.63%		(0.42)%
Portfolio Turnover Rate(d)	62%	5,029%	9,813%	5,067%		3,584%

(a) Calculated based on average shares outstanding.

(b) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(c) Effective February 1, 2018, the annual expense limitation rate changed from 1.49 to 1.09%.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	33

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class I
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$11.65	$11.55	$11.41	$11.47		$11.49
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.08)	(0.09)	0.07	0.06		(0.09)
Net realized and unrealized gain on investments	0.80	0.91	0.76	0.24		1.07

Total from Investment Operations	0.72	0.82	0.83	0.30		0.98

Less Distributions:
From investment income	—	—	(0.12)	(0.01)		—
From realized gain on investments	—	(0.72)	(0.57)	(0.35)		(1.00)

Total Distributions	—	(0.72)	(0.69)	(0.36)		(1.00)

Net increase/(decrease) in Net Asset Value	0.72	0.10	0.14	(0.06)		(0.02)

Net Asset Value, End of Period	$12.37	$11.65	$11.55	$11.41		$11.47

Total Return	6.18%	7.15%	7.24%	2.56%		8.54%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$30,855	$30,308	$24,882	$18,502		$2,248
Ratios to Average Net Assets:
Gross expenses	1.94%	1.99%	1.94%	2.38%		3.61%
Net expenses(b)	1.40%	1.40%	1.40%	1.40	%(c)	1.80%
Net investment income/(loss)	(0.68)%	(0.77)%	0.61%	0.51%		(0.78)%
Portfolio Turnover Rate(d)	62%	5,029%	9,813%	5,067%		3,584%

(a) Calculated based on average shares outstanding.

(b) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(c) Effective February 1, 2018, the annual expense limitation rate changed from 1.80% to 1.40%.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	34

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

Salient MF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on November 15, 2011. As of December 31, 2021 the Trust is comprised of two registered funds. The accompanying financial statements are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient MLP & Energy Infrastructure Fund	MLP Energy Fund	September 19, 2012
Salient Tactical Plus Fund	Tactical Plus Fund	December 15, 2014

MLP Energy Fund is classified as non-diversified under the 1940 Act. Tactical Plus Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer Class A, Class C, and Class I shares. Additionally, MLP Energy Fund offers R6 shares and Tactical Plus Fund offers Class F Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares, Class F shares and Class R6 Shares of the Funds.

MLP Energy Fund’s investment objective is to maximize total return (capital appreciation and income) by investing primarily in securities of Master Limited Partnerships (“MLPs”) and Energy Infrastructure Companies. Tactical Plus Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. The board of trustees of the Trust (each member thereof a “Trustee” and, collectively, the “Board of Trustees” or the “Board”) is authorized to engage an investment advisor, and pursuant to the investment management agreements for each of the Funds (each, an “Investment Management Agreement” and collectively, the “Investment Management Agreements”), it has selected Salient

Advisors, LP (“Salient Advisor”) for Tactical Plus Fund and Salient Capital Advisors, LLC (“SCA”) for MLP Energy Fund to manage each Fund’s portfolio and operations. Salient Advisor is a Texas limited partnership that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment advisor under the Advisers Act. Broadmark Asset Management LLC (the “Sub-Advisor”) serves as the subadvisor to Tactical Plus Fund. The Sub-Advisor is an affiliate of each of Salient Advisor and SCA.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) PORTFOLIO VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has authorized Salient Advisor and SCA to each establish a valuation committee (the “Advisor Valuation Committee”), which includes representatives from each Fund’s investment advisor. The Advisor Valuation Committee’s function, subject to the oversight of the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by Salient Advisor, SCA, or ALPS Fund Services, Inc., the Funds’ independent administrator (the “Administrator”).

35

Notes to Financial Statements

December 31, 2021

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board. The Fund’s valuation policies are discussed in further detail in Note 3.

Investments held by the Funds are valued as follows:

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board. As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Fair Value determinations will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Advisor Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Advisor Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also determine the fair value of securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.

DERIVATIVES—Exchange traded futures contracts are valued using quoted closing prices from the national exchange on which they are principally traded. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask price of the posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a

36

Notes to Financial Statements

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broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board.

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Advisor Valuation Committee, in consultation with the Administrator or the advisor, will determine, in good faith, the fair value of the RIC or other security. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

SPECIAL PURPOSE ACQUISITION COMPANIES—The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. The Fund may enter into a commitment with a SPAC for a private investment in a public equity (“PIPE”) which will be satisfied if and when the SPAC completes its merger or acquisition. PIPEs are illiquid and restricted, and unfunded SPAC PIPE commitments are marked-to-market with the unrealized appreciation/depreciation separately presented in the Statement of Assets and Liabilities and Statement of Operations. As of December 31, 2021, the Fund held the following unfunded SPAC PIPE commitments:

Security	Commitment Amount	Fair Value	Unrealized Appreciation/ Depreciation
Redwoods Investment Climate Holdings I, Corp—Founder Shares	$423	$423	$—

Total	$423	$423	$—

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains and losses on sales of securities are reported using the specific identification cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Additionally, income may be impacted by certain investments held by the fund. For MLP Energy Fund, the character of distributions made during the year from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes.

(d) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

(e) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. MLP

37

Notes to Financial Statements

December 31, 2021

Energy Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited-liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. MLP Energy Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) RESTRICTED SECURITIES

MLP Energy Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The restricted securities held by MLP Energy Fund at December 31, 2021 are identified below and are also presented in the Fund’s Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Shares/ Units	Cost	Fair Value
Heliogen, Inc.	1.04%	07/06/21	726,600	$7,266,000	$7,331,394
Microvast Holdings Inc.	0.91%	07/22/21	1,139,300	11,592,378	6,448,438
TortoiseEcofin Acquisition Corp III—Founder Shares	0.00%	07/21/21	63,300	190	190

Total Restricted Securities	1.95%			$18,858,568	$13,780,022

(g) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S.

government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Neither Fund held securities sold short as of December 31, 2021.

(h) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option

38

Notes to Financial Statements

December 31, 2021

contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency.

The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Tactical Plus Fund invests in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts.

The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk in the Funds exchange-traded futures contracts is minimized because the counterparty in each trade is the exchange’s clearinghouse, which assures performance of the contract.

39

Notes to Financial Statements

December 31, 2021

Options Writing/Purchasing: MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Tactical Plus Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

Swap Agreements: A Fund may enter into equity, interest rate, index, currency rate, and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Neither Fund invested in such swap agreements during the year ended December 31, 2021, and neither Fund held swap agreements as of December 31, 2021.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2021, and where such derivatives are recorded:

	Assets	Liabilities
Fund	Written options, at Value	Variation Margin on Futures Contracts^
Equity Risk Exposure:
Tactical Plus Fund	$26,183	$(14,743)

^ Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments. Only the current day’s net variation margin is reported in the Statements of Assets and Liabilities.

40

Notes to Financial Statements

December 31, 2021

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Investments*	Net Realized Gains (Losses) from Written Options Contracts	Net Realized Gains (Losses) from Futures Contracts
Equity Risk Exposure:
MLP Energy Fund	$—	$2,632,210	$—
Tactical Plus Fund	(3,502,597)	830,880	(1,646,242)

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
Fund	Change in unrealized appreciation/ depreciation on investments*	Change in unrealized appreciation/depreciation on Futures Contracts	Change in unrealized appreciation/ depreciation on written options
Equity Risk Exposure:
MLP Energy Fund	$—	$—	$(228,725)
Tactical Plus Fund	61,035	29,476	—

* Includes purchased options contracts.

The following is a summary of the average monthly notional value of futures contracts and options purchased and sold by the Funds for the year ended December 31, 2021, as well as the respective notional amount outstanding as of December 31, 2021:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2021
MLP Energy Fund
Written call options	$13,294,816	$—
Tactical Plus Fund
Futures contracts purchased	$9,392,945	$—
Futures contracts sold	7,262,338	5,710,220
Purchased put options	21,635,258	—
Purchased call options	19,998,855	—

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2021.

(i) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

(j) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure,

41

Notes to Financial Statements

December 31, 2021

reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to Tactical Plus Fund, Salient Advisor has not made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Advisor meets the definition of a commodity pool operator with respect to this Fund, and it will be subject to regulation by the CFTC as a commodity pool.

(k) DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly for MLP Energy Fund and annually for Tactical Plus Fund. Distributions from net realized capital gains, if any, are normally distributed annually and may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

The amount of distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain investments, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require a reclassification. To the extent distributions exceed distributable earnings for tax purposes they are reported as return of capital.

(l) RETURN OF CAPITAL ESTIMATES

Distributions received from MLP Energy Fund’s investments in MLPs generally are comprised of income, capital gains and return of capital. MLP Energy Fund records investment income, realized gains, and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended December 31, 2021, MLP Energy Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. MLP Energy Fund recorded as return of capital the amount of $28,179,871 of dividends and distributions received from its investments.

(m) FEDERAL AND OTHER TAXES

The Funds intend to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

For the tax years ended 2018 through 2021, and for all major jurisdictions, management of the Funds has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Funds upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. Neither Fund recognized any amount for unrecognized tax benefit/expense.

(n) ALLOCATIONS

Expenses directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust not directly related to a Fund are prorated to each Fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Fees provided under a distribution (Rule 12b-1 of the 1940 Act) plan and administrative service fees paid to intermediaries or financial institutions for a particular class of a Fund are charged to the expenses of such class.

(o) REFLOW TRANSACTIONS

Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold

42

Notes to Financial Statements

December 31, 2021

cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 2.95% of the total net assets of any Fund. The Board has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2021, are recorded in the Statement of Operations, if applicable.

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Funds’ investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2021:

Investments in Securities	Level 1	Level 2	Level 3	Total
MLP Energy Fund
Master Limited Partnerships(a)	$175,141,601	$—	$—	$175,141,601
MLP Related Companies(a)	519,881,655	7,331,394	—	527,213,049
Special Purpose Acquisition Companies	—	—	190	190
Warrants	68,547	—	—	68,547

Total	$695,091,803	$7,331,394	$190	$702,423,387

Tactical Plus Fund
Exchange Traded Funds(a)	$41,548,076	$—	$—	$41,548,076
Money Market Fund	28,428,534	—	—	28,428,534

Total	$69,976,610	$—	$—	$69,976,610

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Notes to Financial Statements

December 31, 2021

Other Financial Instruments(b)	Level 1	Level 2	Level 3	Total
Tactical Plus Fund
Liabilities
Futures Contracts	$26,183	$—	$—	$26,183

Total	$26,183	$—	$—	$26,183

(a) For detailed descriptions of industry or country see the accompanying Schedules of Investments.

(b) Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as futures contracts.

For the year ended December 31, 2021, no Funds had transfers between the fair value levels designated in the preceding table and there were no significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

4. INVESTMENT MANAGEMENT SERVICES

In consideration of the advisory and other services provided by each investment advisor, under the terms of the Investment Management Agreement between Salient Advisor and Tactical Plus Fund and between SCA and MLP Energy Fund, Salient Advisor and SCA are entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2021, based on each Fund’s average daily net assets:

Fund	Investment Advisory Fee
MLP Energy Fund	0.95%

Tactical Plus Fund	1.45%

The Trust and Salient Advisor have entered into an investment sub-advisory agreement with the Sub-Advisor for Tactical Plus Fund. Pursuant to this agreement, the Sub-Advisor provides investment sub-advisory services to the Fund and is entitled to receive a fee from Salient Advisor calculated daily and payable monthly at the annual rate of 0.725% of the Fund’s average daily net assets.

Expense Limitations: Salient Advisor and SCA have entered into Expense Limitation Agreements which limit the total expenses (exclusive of brokerage and transactional costs, interest, taxes, short dividend expense, acquired fund fees and expenses, litigation and extraordinary expenses) of certain classes of the Funds, through a specified date. In addition, Salient Advisor or SCA may voluntarily reimburse additional expenses of certain classes of certain Funds.

The following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Class A	Class C	Class I	Class F	Class R6	End Date
MLP Energy Fund	1.55%	2.30%	1.30%	N/A	None	April 30, 2022
Tactical Plus Fund	1.65%	2.40%	1.40%	1.09%	N/A	April 30, 2022

Pursuant to the Expense Limitation Agreements, each Fund will reimburse the investment advisor for any fee waivers and expense reimbursements made by the investment advisor, provided that any such reimbursements made by a Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

44

Notes to Financial Statements

December 31, 2021

For the year ended December 31, 2021, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
MLP Energy Fund
Class A	$—	$(4,071)	$(4,071)
Class C	2,568	(8,717)	(6,149)
Class I	981	(107,186)	(106,205)
Tactical Plus Fund
Class A	3,242	—	3,242
Class C	3,029	—	3,029
Class I	168,374	—	168,374
Class F	333,658	—	333,658

As of December 31, 2021, the balances of recoupable expenses were waived in the following years:

	2019	2020	2021	Total
MLP Energy Fund
Class A	$—	$—	$—	$—
Class C	—	—	—	—
Class I	—	—	—	—
Tactical Plus Fund
Class A	3,630	3,953	3,242	10,825
Class C	2,356	3,010	3,029	8,395
Class I	123,139	163,150	168,374	454,663
Class F	271,185	328,939	333,658	933,782

5. DISTRIBUTION AGREEMENT

Foreside Fund Services, LLC, (“Foreside”), serves the Trust as distributor (the “Distributor’’). The Trust has adopted a Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 under the 1940 Act.

Each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and the Distributor up to 0.25% and 1.00%, on an annualized basis, of the average daily net assets attributable to Class A and Class C shares, respectively, as compensation for service and distribution-related activities and/or shareholder services with respect to Class A and Class C shares, respectively.

The Funds pay fees to certain intermediaries or financial institutions for recordkeeping, sub-accounting services, transfer agency and other administrative services as reflected in the Statements of Operations as “Administrative services fees.” Payments from the Administrative Services Plan may not exceed an annual rate of 0.10%.

6. SERVICE PROVIDERS

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent for the Funds.

Citibank, N.A. serves as the Funds’ custodian.

Foreside serves the Trust as distributor.

7. TRUSTEE AND OFFICER FEES

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees. The Board of Trustees appoints Officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board of Trustees. The Officers serve at the pleasure of the Board of Trustees.

The Funds do not pay any compensation directly to the Officers or Trustees who are also Trustees, Officers or employees of Salient Management or its affiliates, except as noted below. As of December 31, 2021, there were six Trustees, five of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the

45

Notes to Financial Statements

December 31, 2021

Trust may also serve as Trustees of other registered investment companies managed by the Advisor and its affiliates, including Forward Funds (the “Salient FF Trust”) and Salient Midstream & MLP Fund (together with the Trust, the “Trusts”). Each Fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $50,000 per year. Each Fund within the Trusts pays Independent Trustees an allocated portion of the amounts of: $6,250 for attendance in person at a regular meeting and $1,500 for attendance by telephone at a regular meeting; $1,500 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting.

The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee, and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $16,000, $6,000, $5,000, and $5,000, respectively, per year. In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receives $1,000, respectively per year. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The interested Trustees receive no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee, including for the transportation and other expenses that they incur in attending meetings.

The Chief Compliance Officer of the Funds (“CCO”) is an employee of, and is compensated by, Salient Management. As of January 1, 2021, the Funds have agreed to pay the Advisor approximately $142,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Funds (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Funds. The Board approves annually an allocation of such costs among such personnel, and each Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

9. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of security purchases and proceeds from sales of securities (excluding short-term investments) during the year ended December 31, 2021, were as follows:

	Purchases	Sales
MLP Energy Fund	$1,715,877,506	$1,617,475,370
Tactical Plus Fund	23,826,102	27,539,995

10. TAX BASIS INFORMATION

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The tax character of dividends paid to shareholders during the applicable tax year ended November 30, 2021 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
MLP Energy Fund	$—	$—	$—	$32,941,733	$32,941,733
Tactical Plus Fund	$765,681	$3,281,583	$4,047,264	$—	$4,047,264

46

Notes to Financial Statements

December 31, 2021

The tax character of dividends paid to shareholders during the tax year ended November 30, 2020 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
MLP Energy Fund	$—	$—	$—	$31,501,572	$31,501,572
Tactical Plus Fund	2,425,754	1,030,818	3,456,572	—	3,456,572

As of the tax year ended November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Accumulated Capital Gains/(Losses)	Undistributed Ordinary Income	Net Unrealized Appreciation/ (Depreciation)	Late Year Loss Deferral
MLP Energy Fund	$(750,158,517)	—	$53,395,893	$—
Tactical Plus Fund	$(2,236,194)	—	$8,125,853	$(442,728)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to deferral of losses on wash sales, partnership investments, straddles and mark-to-market adjustments for certain derivatives. In addition, certain tax cost basis adjustments are finalized subsequent to fiscal year-end and therefore have not been determined as of December 31, 2021.

The following information is provided on a tax basis as of December 31, 2021 and includes investments and excludes foreign currency and derivatives:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
MLP Energy Fund	$641,293,093	$85,373,681	$(24,243,387)	$61,130,294
Tactical Plus Fund	$59,956,210	$10,046,583	$(26,183)	$10,020,400

Capital loss carryovers used by MLP Energy Fund during the tax year ended November 30, 2021 were $40,406,214. As of the end of the tax year ended November 30, 2021, the Funds had the following net capital loss carryovers (“CLCOs”). It is the Board’s intent that the Funds will not distribute any realized gain distributions until the CLCOs have been offset or expire.

	Short-Term	Long-Term	Total
MLP Energy Fund	$119,545,779	$630,612,738	$750,158,517
Tactical Plus Fund	$1,006,313	$1,229,881	$2,236,194

In accordance with U.S. GAAP, the Funds have made reclassifications among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or the net asset value of the Funds. As of December 31, 2021, the Funds made reclassifications to increase or (decrease) the components of the net assets detailed below:

	Paid-in Capital	Total Distributable Earnings
MLP Energy Fund	$(32,693,677)	$32,693,677
Tactical Plus Fund	$(186,665)	$186,665

11. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

12. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the year ended December 31, 2021, neither fund owned 5% or more of the outstanding voting shares of any security.

13. PANDEMICS AND ASSOCIATED ECONOMIC DISRUPTION

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and

47

Notes to Financial Statements

December 31, 2021

customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact a Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

14. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2021.

48

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Salient MF Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Salient MLP & Energy Infrastructure Fund and Salient Tactical Plus Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Salient investment companies since 2003.

Columbus, Ohio

February 24, 2022

Tax Information (Unaudited)

December 31, 2021

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Tactical Plus Fund	$3,281,583

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2021 and December 31, 2021, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

MLP Energy Fund	0.00%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2021 and December 31, 2021, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

MLP Energy Fund	0.00%

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MLP Energy Fund*
Class A	$0.000000	—	$0.307200	$0.307200	0.00%	—	100.00%	100.00%
Class C	$0.000000	—	$0.255650	$0.255650	0.00%	—	100.00%	100.00%
Class I	$0.000000	—	$0.320000	$0.320000	0.00%	—	100.00%	100.00%
Class R6	$0.000000	—	$0.325610	$0.325610	0.00%	—	100.00%	100.00%

* MLP Energy Fund and Tactical Plus Fund have a tax year end of November 30 and as such the amounts reported are through November 30, 2021.

Supplemental Information (Unaudited)

December 31, 2021

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees (the “Board”). The Board appoints officers of the Trust (“Salient MF Trust”) who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

As of December 31, 2021, there were six Trustees, five of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies, including the Salient FF Trust (together, with the Salient MF Trust, the “Trusts”), managed by Salient and its affiliates (hereafter, Salient and Forward Management, both jointly and individually, are referred to as the “Advisor”). Each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. The table below shows, for each Trustee and executive officer, his/her full name, and year of birth, the position held with the Trusts, the length of time served in that position, his/her principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, 8th Floor, Houston, Texas 77027 or c/o Forward Funds, 244 California Street, Suite 200, San Francisco, California 94111. The Trusts’ Statement of Additional Information includes additional information about the Trustees and is available at www.salientpartners.com or upon request, without charge, by calling 866-667-9228.

Interested Trustees*

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Gregory A. Reid* Year of Birth: 1965	Salient MF Trust Trustee and Principal Executive Officer (since 2020) Salient FF Trust Trustee and Principal Executive Officer (since 2020)	President and Chief Executive Officer, Salient Midstream & MLP Fund (since inception); President, MLP Complex, Salient (since 2011).	6	Salient Midstream & MLP Fund (investment company) (2012-2018, and since 2020).

Independent Trustees

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Salient MF Trust Trustee (since 2015) Salient FF Trust Trustee (since 2012)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999-2009); Trustee, Litman Gregory Masters Funds Trust (since 2013); Member of Executive Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (2007-2017).	6	Litman Gregory Funds Trust (since 2013); Salient Midstream & MLP Fund (investment company) (since 2018).

Supplemental Information, continued (Unaudited)

December 31, 2021

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Jonathan P. Carroll Year of Birth: 1961	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	President, Lazarus Capital LLC (since 2006); President, Lazarus Energy Holdings, LLC (since 2006); President and CEO, Blue Dolphin Energy Company (since 2012); President and Director, Starlight Relativity Acquisition Company, LLC (since 2019); President and Director, The San Antonio Refinery LLC (since 2019); President and Director, Lazarus San Antonio Refinery LLC (since 2019); private investor (since 1988).	6	Salient Private Access Funds (investment companies) (four funds) (2004-2021); Endowment PMF Funds (investment companies) (three funds) (2014-2021); LRR Energy, L.P. (LRE) (energy company) (2014-2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Starlight Relativity Acquisition Company, LLC (Investment Company) (since 2019); The San Antonio Refinery LLC (energy company) (since 2019); Lazarus San Antonio Refinery LLC (energy company) (since 2019); Salient Midstream & MLP Fund (investment company) (since 2012).

A. John Gambs Year of Birth: 1945	Salient MF Trust Trustee (since 2015); Audit Committee Chairperson (since 2018) Salient FF Trust Trustee (since 2012); Audit Committee Chairperson (since 2018)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011-2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006-2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006-2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011-2016); Member, Board of Governors San Francisco Symphony (since 2001) and Vice President (2018-2021); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988-1996); President and Director, Gambs Family Foundation (1997-2010).	6	Salient Midstream & MLP Fund (investment company) (since 2018).

Supplemental Information, continued (Unaudited)

December 31, 2021

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); CEO, National Math and Science Initiative (non-profit) (since 2018); President and Founder, The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986-1996).	6	Salient Private Access Funds (investment companies) (four funds) (2009-2021); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative (since 2008); Communities in Schools (since 2007); American Telemedicine Association (2007-2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004-2016); The Harris Foundation, Inc. (since 1998); Salient Midstream & MLP Fund (investment company) (since 2012).

Haig G. Mardikian Year of Birth: 1947	Salient MF Trust Trustee and Chairman of the Board (since 2015) Salient FF Trust Trustee (since 1998), Chairman of the Board (since 2005)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983-2001); Trustee of the International House of UC Berkeley (2001-2007); Director of the Downtown Association of San Francisco (1982-2006); Director of the Market Street Association (1982-2006); Trustee of Trinity College (1998-2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997-2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006-2010); Director of Near East Foundation (since 2007).	6	Chairman and Director of SIFE Trust Fund (1978-2001); Salient Midstream & MLP Fund (investment company) (since 2018).

Supplemental Information, continued (Unaudited)

December 31, 2021

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

**

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(1)

The Fund Complex for the purposes of this table consists of five (5) open-end funds in the Salient MF Trust and the Forward Funds (each, a “Trust”), with the series of each Trust being advised by either the Advisor or an affiliate of the Advisor; and one (1) public closed-end fund advised by either the Advisor or an affiliate of the Advisor.

Officers of the Funds Who Are Not Trustees

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) During Past 5 Years
Thomas Dusenberry Year of Birth: 1977	Salient MF Trust Treasurer and Principal Financial Officer (since 2020) Salient FF Trust Treasurer and Principal Financial Officer (since 2020)	Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient MF Trust; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient Midstream and MLP Fund; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds (four funds); Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Endowment PMF Funds (three funds); Director of Fund Operations, Salient (2016-2019); Senior Vice President of Fund Accounting and Administration, Salient (since 2020); Vice President of Fund Accounting and Administration, Citi Fund Services Ohio, Inc. (2001-2016).

Paul A. Bachtold Year of Birth: 1973	Salient MF Trust Chief Compliance Officer (since 2012) Salient FF Trust Chief Compliance Officer (since 2016)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (2010-2021); Chief Compliance Officer, Endowment PMF Funds (2014-2021); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).

Kristen Bayazitoglu Year of Birth: 1981	Salient MF Trust Secretary (Since 2018) Salient FF Trust Secretary (Since 2018)	Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Forward Funds (2017-2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (2017-2021); Vice President, Endowment PMF Funds (2017-2021); Vice President of Operations, Salient Partners, L.P. (March 2012-June 2017).

Supplemental Information, continued (Unaudited)

December 31, 2021

N-PORT Filings

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

Each Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies for the period ended June 30 each year is available (i) without charge, upon request by calling 1-866-667-9228 for the Salient MF Trust or 1-800-999-6809 for the Forward Funds Trust; and (ii) on the SEC’s website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-866-667-9228 for the Salient MF Trust or 1-800-999-6809 for the Forward Funds Trust or by visiting the SEC website at http://www.sec.gov.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). As required by the Liquidity Rule, the Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Funds’ Board of Trustees (the “Board”) appointed Forward Management, LLC, Salient Advisors, L.P. and Salient Capital Advisors, LLC (each an “Advisor”, and together the “Advisors”) as the Program’s administrator, and the Advisors have delegated oversight of the Program to the cross-functional Liquidity Risk Management Committee (the “Committee”). The Committee includes representatives from the Advisors’ compliance, accounting, operations, trading, and portfolio management departments and is responsible for the Program’s administration and reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

The Committee holds quarterly meetings to: (1) review the operations of the Program; (2) review the liquidity classifications; and (3) review other Program related material.

In accordance with the Liquidity Rule, each of the Funds’ portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments – cash or convertible to cash within three business days or less

•	Moderately liquid investments – convertible to cash in three to seven calendar days

Supplemental Information, continued (Unaudited)

December 31, 2021

•	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days

•	Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations consider a variety of factors including various market, trading and investment specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or “HLIM”). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for periodically reviewing and complying with the HLIM requirement as applicable. The Report noted that during the applicable period each Fund primarily held assets that were considered to be highly liquid, and, as such, no Fund has an HLIM. The Liquidity Rule and the Program also require reporting to the Board and the U.S. Securities and Exchange Commission (on a non-public basis) if a Fund’s holdings of illiquid investments exceed 15% of the Fund’s assets. The Report noted that none of the Funds exceeded the 15% limit during the applicable period.

At a meeting held on April 27, 2021, the Committee presented a report to the Board summarizing the results of its annual assessment of the adequacy and effectiveness of the Program’s implementation (the “Report”). The Report covered the period April 1, 2020 through March 31, 2021 (the “Reporting Period”).

The Report stated, in relevant part, that during the Reporting Period:

•	There were no material changes to the Program during the Reporting Period;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on illiquid investments;

•	Each Fund has been designated as a primarily Highly Liquid Fund; and

•	There were no material liquidity events which occurred or were reported during this period applicable to a Fund, if any, and the Committee’s actions to address such matter.

Overall, the Report concluded that the Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk, and is operating in a manner that is adequate and effective to manage the liquidity risk of each Fund.

Board Consideration of the Investment Management Agreement

At a meeting of the Board held on October 26, 2021, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreements between Salient MF Trust (the “Trust”), on behalf of its series Salient Tactical Plus Fund (a “Fund”), and Salient Advisors, L.P. (“Salient Advisors”) (“Salient Advisors Agreement”); the Investment Management Agreement between the Trust, on behalf of its series Salient MLP & Energy Infrastructure Fund (also, a “Fund,” and together with the Salient Tactical Plus Fund, the “Funds”), and Salient Capital Advisors, LLC (“Salient Capital,” and together with Salient Advisors, the “Advisors”) (“Salient Capital Agreement,” and together with the Salient Advisors Agreement, the “Advisory Agreements”); and the Sub-Advisory Agreement between Salient Advisors and Broadmark Asset Management, LLC (“Broadmark” or the “Sub-Advisor”) (the “Sub-Advisory Agreement”).

In preparation for review of the Advisory Agreements and Sub-Advisory Agreement, the Board requested that each of the Advisors and Broadmark provide detailed information that the Board determined to be reasonably necessary to evaluate the Advisory Agreements and Sub-Advisory Agreement. The Independent Trustees held a meeting of the Board on October 4, 2021 (the “Pre-15(c) Meeting”) to review and discuss the response materials of the Advisors and Sub-Advisor in support of the consideration of the Advisory Agreements and the Sub-Advisory Agreement. The Independent Trustees also met in executive session, without the presence of Advisor or Sub-Advisor personnel, prior to the October 26, 2021 meeting to review and discuss aspects of the response materials. At the request of the Independent Trustees, the Advisors made presentations and responded to questions from the Independent Trustees at both the Pre-15(c) Meeting and the October 26, 2021 meeting. The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

The Independent Trustees reported that they had previously met with counsel in executive session without the presence of Advisor personnel. The Independent Trustees reported that the Advisors’ presentations at the Pre-15(c) Meeting and the October 26, 2021 meeting, as well as the extensive discussions among themselves and with counsel including during the Pre-15(c) Meeting and executive session, regarding their review of the response materials, left them satisfied that the Advisors and Sub-Advisor had provided responses to the requests for information adequate to allow for an informed decision regarding renewal of the Advisory Agreements and Sub-Advisory Agreement. The Independent Trustees reported their conclusion that the continuation of the Advisory Agreements and Sub-Advisory Agreement should enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the Advisory Agreements and Sub-Advisory Agreement. It also was noted that the Board’s decision to approve the continuation of the Advisory Agreements and Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the Advisory Agreements and Sub-Advisory Agreements, as applicable, the Board considered: the background and experience of key investment personnel and the Advisors’ and Sub-Advisor’s ability to retain them; changes of certain fund management personnel; the Advisors’ and Sub-Advisor’s focus on analysis of complex asset categories; the Advisors’ and Sub-Advisor’s disciplined investment approach and commitment to investment principles; the Advisors’ and Sub-Advisor’s significant investment in and commitment to personnel; the Advisors’ and Sub-Advisor’s significant compliance efforts and the Advisors’ risk and general oversight; and the Advisors’ oversight of and interaction with service providers. The Board concluded that the nature, extent and quality of the management and advisory service to be provided are appropriate and thus support a decision to approve the Advisory Agreements and Sub-Advisory Agreements.

The investment performance of the Funds. The Board evaluated the historical performance of the Funds, and comparative information provided regarding the Funds’ investment performance and information on the performance of other investment funds and various indices. The Board also considered the various performance reports received throughout the year, showing variability of returns over the course of the year. The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance. On the basis of the Board’s assessment, the Board concluded that the Advisors and Sub-Advisor were capable of generating a level of long-term investment performance that is consistent with the various Funds’ investment objectives, policies and strategies. Specifically, the Board noted that:

•

the MLP & Energy Fund underperformed its index as of the calendar year-to-date through June 30, 2021, and underperformed its index for the period since the Fund’s inception through June 30, 2021; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2021 and outperformed for the period since the Fund’s inception through June 30, 2021;

Board Consideration of the Investment Management Agreement

•

the Tactical Plus Fund underperformed its index as of the calendar year-to-date through June 30, 2021, but outperformed its index for the period since the Fund’s inception through June 30, 2021; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2021 and for the period since the Fund’s inception through June 30, 2021.

The cost of advisory service to be provided and profits to be realized by the Advisors and Sub-Advisors. In analyzing the cost of services and profitability of the Advisors, the Board considered the revenues and expenses of the Advisors and each Fund’s size. The Board took into account the significant investment by and cost to the Advisors regarding investment management infrastructure to support the Funds and other support for investors. In addition, the Board recognized the subjective nature of determining profitability. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. On the basis of the Board’s review of the fees charged by the Advisors for investment advisory and related services (including to their other clients, if applicable), the specialized nature of the Funds’ investment programs, the Advisors’ financial information, and the costs associated with managing the Funds, the Board concluded that the level of investment management fees and the Advisors’ profitability, and in some cases lack of profitability, are reasonable in light of the services provided and the management fees and overall expense ratios of comparable funds and other clients of the Advisors.

With respect to the fees paid to the Sub-Advisor, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisor to their other clients. The Board considered the operating results and financial condition of the Sub-Advisor based on the financial information the Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because the Sub-Advisor managed assets other than those of the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding the Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that the Sub-Advisor’s profitability with respect to the relevant Funds was not excessive and that the sub-advisory fees received by the Sub-Advisor out of the management fee for each Fund were reasonable in light of the services provided to each Fund.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale. The Board noted the Advisors’ expense limitation agreements in place and that the Advisors and not the Funds pay the sub-advisory fees, and concluded that each Fund’s management fee and sub-advisory fee (as applicable) is reasonable under the current circumstances. The Board noted that it will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of management fees and sub-advisory fees payable to the Advisors and Sub-Advisor, respectively.

Benefits (such as Soft Dollars) to the Advisors and Sub-Advisor from their relationships with the Funds. The Board concluded that other benefits derived by the Advisors and Sub-Advisor from their relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and their shareholders. In this regard, the Board noted that it has received regular reports from Salient Capital and the Sub-Advisor regarding their soft dollar policies and usage. The Board also noted that although Salient Advisors may in the future use soft dollars, it has not done so to date and has not realized “soft dollar” benefits from a relationship with the Funds. The Board discussed the potential for other fall-out benefits to the Advisors and Sub-Advisor, including reputational benefits and the potential for growth of the Advisors’ and Sub-Advisor’s separate account business or other business lines through association with the Funds, and concluded that such benefits are reasonable and typical of those potentially enjoyed by managers of publicly offered mutual funds.

Other considerations. The Board determined that the Advisors and Sub-Advisor have made a substantial commitment to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders, and noted the significant financial, reputational, enterprise and litigation and regulatory risk undertaken by the Advisors and Sub-Advisor as managers of publicly offered mutual funds.

Board Consideration of the Investment Management Agreement

In light of the continuing COVID-19 pandemic, the meetings of the Board referred to above were held electronically by means of video, based on continuing relief provided by the staff of the Securities and Exchange Commission from the otherwise applicable in-person meeting requirements.

Privacy Policy (Unaudited)

Salient Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to nonaffiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those persons who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Salient Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

How to Manage Your Information

You may contact us at any time to manage the information we have about you.

You may request from us information about the categories of information we have collected about you, the categories of sources from which your information was collected, the business or commercial purpose for collecting your information, the categories of third parties with whom we share your information, and the specific pieces of information we have about you. You may email us at privacy@salientpartners.com with “Request for Information” in the subject line and in the body of your message to request this information.

You may also request that we delete any information about you that we collected from you. You may email us at privacy@salientpartners.com with “Request to Delete Information” in the subject line and in the body of your message. There are circumstances where we may not be able to fulfil your request and we will let you know if one of those situations arises.

We reserve the right to verify your identity before we process any request relating to your information.

Investment Advisors

Salient Advisors, L.P.

Salient Capital Advisors, LLC

Investment Sub-Advisor

Broadmark Asset Management LLC

Administrator

ALPS Fund Services, Inc.

Custodian

Citibank, N.A.

Distributor

Foreside Fund Services, LLC

Independent Registered Public Accounting Firm

KPMG LLP

Legal Counsel

K&L Gates LLP

Transfer Agent

ALPS Fund Services, Inc.

4265 San Felipe

8th Floor

Houston, Texas 77027

800-994-0755

www.salientfunds.com

Salient MLP & Energy Infrastructure Fund

Salient Tactical Plus Fund

FOR008310 030123

(b) Not applicable.

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics for principal executive and principal financial officers is filed hereto under Item 13(a)(1) on this Form N-CSR.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The registrant’s audit committee financial expert is A. John Gambs. Mr. Gambs is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $78,000 for the fiscal year ended December 31, 2021 and $78,000 for the fiscal year ended December 31, 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $4,700 for the fiscal year ended December 31, 2021 and $4,700 for the fiscal year ended December 31, 2020. These services consisted of review of the Funds’ registration statement.

Tax Fees

(c)

The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $6,985 for the fiscal year ended December 31, 2021 and $6,985 for the fiscal year ended December 31, 2020. These services consisted of professional services related to tax compliance and tax planning, including review of federal and state income tax returns, reviews of excise tax distribution requirements and review of excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were NONE for the fiscal year ended December 31, 2021 and NONE for the fiscal year ended December 31, 2020.

(e)(1)

The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2021 and NONE for the fiscal year ended December 31, 2020.

(h)

The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)

The registrant’s Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the Report to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salient MF Trust

By:	/s/ Gregory A. Reid
Gregory A. Reid
Principal Executive Officer

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory A. Reid
Gregory A. Reid
Principal Executive Officer

Date:	March 4, 2022

By:	/s/ Thomas Dusenberry
Thomas Dusenberry
Principal Financial Officer

Date:	March 4, 2022